UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 13, 2019

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On November 13, 2019, Community Health Systems, Inc. issued a press release announcing the results, as of 5:00 p.m., New York City time, on November 13, 2019 (the “Early Tender Deadline”), of an offer by its wholly owned subsidiary, CHS/Community Health Systems, Inc. (the “Issuer”), to exchange (the “Exchange Offer”) a combination of (i) $700.0 million aggregate principal amount of its new 8.000% Senior Secured Notes due 2027 (the “New Secured Notes”) and (ii) up to $1,932.0 million aggregate principal amount of its new 6.875% Senior Unsecured Notes due 2028 (the “New Unsecured Notes,” and together with the New Secured Notes, the “New Notes”) in exchange for any and all of its $2,632.0 million aggregate principal amount of outstanding 6.875% Senior Unsecured Notes due 2022 (the “Old Notes”).

As of the Early Tender Deadline, the condition that certain institutional investors that are holders of the Old Notes validly tender (and not validly withdraw) the approximately $2,179.2 million aggregate principal amount of the Old Notes held by them (which represents approximately 82.8% of the aggregate outstanding principal amount of Old Notes) had been satisfied. The Exchange Offer remains subject to the other conditions set forth in the Offering Memorandum, dated October 30, 2019 (as amended by the Company’s Current Report on Form 8-K filed during the pendency of the Exchange Offer on November 12, 2019, the “Offering Memorandum”) and related Letter of Transmittal, dated October 30, 2019, including the condition that the Issuer’s existing cash flow-based revolving credit facility be repaid in full and terminated at or prior to the Early Settlement Date (as defined below). The Issuer intends to repay and terminate such revolving credit facility on the Early Settlement Date.

Assuming that the other conditions to the Exchange Offer have been or concurrently are or will be satisfied or waived, the settlement date for the Old Notes validly tendered (and not validly withdrawn) at or prior to the Early Tender Deadline and accepted by the Issuer is expected to be November 19, 2019 (the “Early Settlement Date”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith:

99.1	Press Release of Community Health Systems, Inc., dated November 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2019	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

	By:	/s/ Thomas J. Aaron
Thomas J. Aaron Executive Vice President and Chief Financial Officer (principal financial officer)